THIRD AMENDMENT TO LEASE BY AND BETWEEN
                        JORANDCOR, INC. ("LANDLORD") AND
                 CODA MUSIC TECHNOLOGY, INC. F/N/A VIVACE, INC.,
                     SUCCESSOR TO CODA COMPANY, ("TENANT"),
                             DATED OCTOBER 23, 1992


         THIS THIRD AMENDMENT TO LEASE is made as of the 22nd day of March, 2000.

         Landlord and Tenant are parties to that certain Lease Agreement dated October 23, 1992, as amended by that First Amendment To Lease dated May 26, 1993, and as amended by that certain Second Amendment to Lease dated June 30, 1997, for certain property located in the City of Eden Prairie ("Lease").

         WHEREAS, the parties wish to extend the term of the Lease to March 31, 2002;

         WHEREAS, the parties wish to set forth the base rent to be paid by the Tenant to the Landlord from December 1, 2000 to March 31, 2002, and to reaffirm all other terms and conditions of the Lease;

         NOW, THEREFORE, in consideration of the premises and the agreements herein contained, the Lease is hereby amended as follows:

         1. The Termination Date as defined in the Lease shall be March 31,
2002.

         2. The monthly base rent to be paid by Tenant to Landlord pursuant to the terms of the Lease from December 1, 2000 to March 31, 2002 shall be Seven Thousand Five and 24/100 Dollars ($7,005.24) per month.

         3. Except as expressly modified by this Amendment to Lease, all the other terms and conditions of the Lease, and any prior amendments thereto, are hereby ratified and confirmed by the parties.

         IN WITNESS WHEREOF, the undersigned have placed their hands the date and year first above written.

LANDLORD:                                   TENANT:

JORANDCOR, INC.                             CODA MUSIC TECHNOLOGY, INC.



By: /s/ Richard A. Burns                    By: /s/ John W. Paulson
    Its:  President                             Its:  CEO